Exhibit 10.23

MARYLAND TECHNOLOGY DEVELOPMENT CENTER

LICENSE AGREEMENT

AMENDMENT 9

This addendum is made this 30 day of April, 2009, by and between MEDCO and Neogenix Oncology, Inc. (“Licensee”).

WHEREAS, MEDCO and Licensee have entered into a License Agreement dated April 28, 2004;

WHEREAS, Licensee currently occupies Labs #211 and #222, and offices #132, #261, #262, #267 and #317 in the Maryland Technology Development Center in Montgomery County, Maryland (the “Original Premises”);

WHEREAS Licensee wishes to reduce its office space within the Maryland Technology Development Center and MEDCO is willing to provide for such reduction based on the terms provided for below;

NOW, THEREFORE, in consideration of the mutual covenants and agreements stated herein, the parties agree as follows:

1.	Effective May 31, 2009, Licensee shall vacate office #132 (the “Reduction Premises”).

2.	The aggregate Monthly Payment, to include the Monthly Payment for the Original Premises and the Reduction Premises provided for herein shall be as follows:

From June 1, 2009 to April 30, 2010	$10,161

Renewal Term (if granted by MEDCO) From June 1, 2010 to April 30, 2011	$11,177

3.	All other provisions of the original License Agreement shall apply to this Amendment

This Amendment may be signed in counterparts.

FOR:	Maryland Economic Development Corporation	FOR:	Neogenix Oncology, Inc.

BY:	/s/ Robyn Sanches	BY:
Scheer Partners, Inc. Center Manager

Date:	5/22/09	Date:	4/30/09

BY:	/s/ Robert C. Brennan
Robert C. Brennan Executive Director, MEDCO

Date:	6/3/09